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Comerica Bank

                                                  One Detroit Center
                                                  P.O. Box 7500
                                                  Detroit, MI 48275-3265
                                                  Phone: (313) 222-5431

                                                  Robert M. Ramirez
                                                  Account Officer
                                                  U.S. Banking - Automotive
                                                  Facsimile: (313) 222-3776


October 13, 1999


Mr. W.T. ZurSchmiede, Jr.
Chairman
Federal Screw Works
2400 Buhl Building
Detroit, Michigan 48226


Dear Mr. ZurSchmiede,

Per your request dated September 3, 1999 and pursuant to Section 2.13 of the Revolving Credit and Term Loan Agreement between Federal Screw Works and Comerica Bank, the Bank has approved the one year extension for the Revolving Credit Facility and Term Loan option. The new maturity dates for the facilities are October 31, 2002 and October 31, 2004, respectively. Additionally, Section 8.12 of the agreement has been amended to increase the per annum capital expenditures limit to $14,000,000.

Please feel free to contact me if you have any questions.

Best Regards,


/s/ Robert M. Ramirez
Robert M. Ramirez

cc: Wade Plaskey